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Exhibit 24.1

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ BARRY DILLER Name: Barry Diller Title: Chairman of the Board, Chief Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ VICTOR A. KAUFMAN Name: Victor A. Kaufman Title: Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ EDGAR BRONFMAN, JR. Name: Edgar Bronfman, Jr. Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ DONALD KEOUGH Name: Donald Keough Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ MARIE-JOSÉE KRAVIS Name: Marie-Josée Kravis Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ BRYAN LOURD Name: Bryan Lourd Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ STEVEN RATTNER Name: Steven Rattner Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ GEN. H. NORMAN SCHWARZKOPF Name: Gen. H. Norman Schwarzkopf Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ ALAN G. SPOON Name: Alan G. Spoon Title: Director

POWER OF ATTORNEY
For Registration Statement
of IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ DIANE VON FURSTENBERG Name: Diane Von Furstenberg Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ THOMAS J. MCINERNEY Name: Thomas J. McInerney Title: Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 for the registration under said Act of up to 25,000,000 shares of IAC Common Stock, par value $0.001 per share (the "S-8 Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ MICHAEL H. SCHWERDTMAN Name: Michael H. Schwerdtman Title: Vice President and Controller

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POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp